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                                 EXHIBIT 10.11

             AMENDMENT NO. 1 - LEASE - SUITE 111, 1919 14TH STREET
                               BOULDER, COLORADO
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VECTRA BANK                                             Vectra Bank of Boulder
                                                        1375 Walnut
                                                        Boulder, Colorado 80302
                                                        (303) 447-5960
                                                        Fax (303) 449-0119

July 25, 1995

Mr. Henry A. Eaton
Managing General Partner
Colorado Building Group
1919 14th Street, Suite 615
Boulder, CO 80302

RE: Extension of Lease Dated June 1, 1982 on Suite 111, approximately 531 square feet.

Woody,

         Please let this letter serve as our formal notification to you of the exercise of our option to renew the above referenced Lease for one additional term of five (5) years. The period of that term will be from October 1, 1995 to October 1, 2000.

         I would appreciate your confirmation of this extension period. Please sign below acknowledging and accepting this extension period and return a signed copy of this letter to me. Thank you for your assistance.

Sincerely,
/s/ J. Patrick McDuff
J. Patrick McDuff, President and Chief Executive Officer

                                                Acknowledged and Accepted
                                               the 25th day of July, 1995.

                                                    /s/ Henry A. Eaton
                                                    ------------------
                                                      Henry A. Eaton





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colorado building group

vectra bank building, suite 615
1919 14th Street
boulder, colorado 80302
telephone 449-7400
facsimile 440-0640

                   ADDENDUM TO LEASE DATED SEPTEMBER 5, 1995
                BETWEEN VECTRA BANK AND COLORADO BUILDING GROUP

1. Colorado Building Group will provide $3,000 toward remodeling, to be paid upon receiving lien waivers.

2. Lessee shall have the option to review this lease, upon 60 day written notice to Lessor prior to the then current lease term, for one five
         (5) year term and two six (6) year terms. The base rent during each year of this option period shall be the base rent applicable as of the commencement of each option period increased or decreased, as the case may be, by the Consumer Price Index, U.S. Dept. of Labor, U.S. All Urban Consumers. Anniversary date of this lease will be October 1, to correspond to Vectra's main lease.





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